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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 8, 1998
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                                THE GEON COMPANY
               (Exact name of registrant as specified in charter)



   Delaware                         1-11804                     34-1730488
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



                One Geon Center, Avon Lake, Ohio        44012
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            (Address of principal executive offices)  (Zip Code)


         Registrant's telephone number, including area code  440-930-1001
                                                             ------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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         The Company announced it has completed the acquisition of Adchem, Inc., effective immediately. Adchem is a custom formulator of vinyl plastisols and a marketer of polymer additives such as blowing agents and pigments. Adchem's 1997 sales totaled $8.4 million, and 1998 sales are projected to exceed $10 million. The privately held business has 20 employees. Adchem is located in Kennesaw, Georgia, but eventually will relocate to Geon's recently acquired Wilflex facility, also in Kennesaw.



Item 7(c).    Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of September 8, 1998 announcing the acquisition of
Adchem, Inc.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE GEON COMPANY




                                              By      \s\ Gregory L. Rutman
                                                 -------------------------------
                                              Secretary



Dated  September 14, 1998